UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2016

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 4, 2016, ERP Operating Limited Partnership, an Illinois limited partnership (the “Company”), agreed to issue $500,000,000 aggregate principal amount of 2.850% Notes due November 1, 2026 (the “Notes”) in a public offering. The Company agreed to sell the Notes pursuant to a Terms Agreement, dated as of October 4, 2016, among the Company and each of Barclays Capital Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the underwriters named therein. The Notes will be issued pursuant to an Indenture, dated as of October 1, 1994, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (as successor to J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., successor to The First National Bank of Chicago) (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 9, 2004, by and between the Company and the Trustee, as further supplemented by the Second Supplemental Indenture, dated as of August 23, 2006, by and between the Company and the Trustee, as further supplemented by the Third Supplemental Indenture, dated as of June 4, 2007, by and between the Company and the Trustee, as further supplemented by the Fourth Supplemental Indenture, dated as of December 12, 2011, by and between the Company and the Trustee, and as further supplemented by the Fifth Supplemental Indenture, dated as of February 1, 2016, by and between the Company and the Trustee.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Terms Agreement dated October 4, 2016, among ERP Operating Limited Partnership and each of Barclays Capital Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and UBS Securities LLC.

1.2	Standard Underwriting Provisions dated October 4, 2016.

4.1	Form of 2.850% Note due November 1, 2026.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP

	By:	EQUITY RESIDENTIAL, its general partner

Date: October 7, 2016		By:	/s/ Mark J. Parrell
		Name:	Mark J. Parrell
		Its:	Executive Vice President and Chief Financial Officer

Date: October 7, 2016		By:	/s/ Bruce C. Strohm
		Name:	Bruce C. Strohm
		Its:	Executive Vice President, General Counsel and Corporate Secretary

[Signature page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement dated October 4, 2016, among ERP Operating Limited Partnership and each of Barclays Capital Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and UBS Securities LLC.

1.2	Standard Underwriting Provisions dated October 4, 2016.

4.1	Form of 2.850% Note due November 1, 2026.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).